PUTNAM
NATURAL
RESOURCES
FUND

ANNUAL REPORT

August 31, 1995

[LOGO]
BOSTON * LONDON * TOKYO

PERFORMANCE HIGHLIGHTS

"[Fund Manager] Jeanne Mockard, who initiated the fund's diversified natural-resources profile, managed to bring returns back to par by the end of the year by favoring paper and chemical stocks, which boomed with the growing economy . . . Mockard has made other adroit moves that have contributed to the fund's top-quartile returns this year."

-- Morningstar, Inc., August 25, 1995.*

FISCAL 1995 RESULTS AT A GLANCE

                                              CLASS A
CLASS B TOTAL RETURN:                     NAV     POP
NAV     CDSC
------------------------------------------------------------
---------(change in value during
period plus reinvested
distributions)
12 months ended 8/31/95                11.10%   4.70%
10.38%    5.38%
------------------------------------------------------------
                                      ---------CLASS ACLASS
                                      B           CLASS M
SHARE VALUE:                     NAV      POP     NAV
NAV      POP
------------------------------------------------------------
---------8/31/94              $14.73   $15.63  $14.65      -
-       --
7/3/95 (Inception of
class M shares)                   --       --      --
$15.59   $16.16
8/31/95                        16.09    17.07   15.94
16.07    16.65
------------------------------------------------------------
---------DISTRIBUTIONS:          NO.   INCOME CAPITAL GAINS
TOTAL
------------------------------------------------------------
---------Class A                   1   $0.235      --
$0.235
Class B                            1    0.198      --
0.198
------------------------------------------------------------
---------
Data above represent past results and are not indicative of future performance. For performance over longer periods, see pages 8 and 9.
Effective 7/3/95, the fund began offering class M shares; performance for these shares is not shown because of the brevity of the reporting period. POP assumes 5.75% maximum sales charge for class A and 3.50% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge.

* Morningstar is an independent research firm that rates a fund in relation to other funds with similar investment objectives, based on the fund's 3-, 5-, and 10-year average annual returns, adjusted for risk factors and sales charges. Past performance is not indicative of future results.

FROM THE CHAIRMAN
                                              [PHOTO OF
                                                     GEORGE
                                                     PUTNAM]
                                                     (C)
                                                     KARSH,
                                                     OTTAWA
DEAR SHAREHOLDER:

PUTNAM MANAGEMENT'S FORECAST FOR THIS YEAR CALLED FOR CONTINUED IMPROVEMENT IN THE STOCK MARKET, BUT IT CERTAINLY DID NOT ANTICIPATE THE VIGOR OF THE ADVANCE WE HAVE ACTUALLY EXPERIENCED. NOW, AS INVESTORS TAKE PROFITS AND THE SLOWER ECONOMY BEGINS TO REIN IN CORPORATE EARNINGS GROWTH, THE EXUBERANCE OF 1995'S FIRST HALF HAS BECOME SOMEWHAT DIMINISHED.

SEVERAL  DEVELOPMENTS  COULD BRING WITH THEM NEAR-TERM
TURBULENCE.  A WEAKENING DOLLAR, A RESURGENCE OF INFLATION
FEARS, OR A DRAMATIC  FALL IN  EARNINGS  COULD  CAUSE  WAVES
IN THE FINANCIAL  MARKETS,  SPELLING DIFFICULTY  FOR
STOCKS.  FOR  THE  MOST  PART,  HOWEVER,  FUNDAMENTAL
ECONOMIC AND FINANCIAL CONDITIONS APPEAR HEALTHY.

FURTHERMORE, AS THE ELECTION CAMPAIGN SPARKS TAX-CHANGE PROPOSALS, ANTICIPATION OF MAJOR REFORMS THAT FAVOR SAVING AND INVESTING MAY SPUR INVESTOR CONFIDENCE. SUCH A PROSPECT COULD HELP SUSTAIN THE CURRENT MARKET ADVANCE EVEN THOUGH NO MEANINGFUL LEGISLATION IS LIKELY BEFORE 1997.

IN  THE  FOLLOWING  REPORT, FUND MANAGER JEANNE MOCKARD
REVIEWS  YOUR FUND'S  PERFORMANCE DURING THE FISCAL YEAR
ENDED AUGUST 31, 1995,  AND PRESENTS HER OUTLOOK FOR THE
REMAINDER OF THE CALENDAR YEAR.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
OCTOBER 18, 1995

REPORT FROM THE FUND MANAGER
JEANNE MOCKARD

The past seven months have witnessed a remarkable rally in U.S. financial markets, particularly with regard to domestic stocks. Strong corporate earnings, rising exports, and investor confidence all have helped drive the share prices of many companies to new highs. Stocks of both larger, well-established companies and smaller, innovative companies have moved dramatically upward over the period. Many of Putnam Natural Resource Fund's portfolio holdings were caught up in this momentum, resulting in a respectable performance for the fiscal year ended August 31, 1995.

Your fund's class A shares rose 11.10%, with class B shares increasing 10.38%, both at net asset value (NAV). While these performance numbers fall below the Standard & Poor's 500(Registered Trademark) Index's
robust rise of 21.42% over the same period, your fund easily bested the average return of 6.28% of the 33 funds in Lipper Analytical Services' natural resources category. We anticipate that investors' enthusiasm for equities should continue in the months ahead, and thus we are moderately optimistic as the fund's fiscal 1996 begins. OIL AND GAS COMPANIES: STRONG PERFORMANCE NOW, MORE OPPORTUNITIES AHEAD
Oil and gas companies currently represent the fund's largest holdings, as they did throughout the past fiscal year. We believe this industry is a vital one, with substantial near- and long-term growth potential. The industrialization and economic growth of China -- one of the most significant geopolitical developments in recent years -- is creating a massive new market thirsty for oil. Similar developments in India, Indonesia, and Latin America represent still more demand for fossil fuels over time. In short, as net
exporters of oil become importers, large   multinational
energy  companies   could   prove   the   main
beneficiaries. In recent months, oil and gas stocks have been steady performers. During the fund's fiscal year, a sturdy domestic economy kept fuel demand up, as did strong economic growth elsewhere in the developed world.

Careful management and analysis allowed the fund to benefit from oil equities over the fund's annual period. For example, we bought and sold Exxon at strategic times over the fiscal year as it diverged from its traditional earnings multiples and then moved back into line with historical valuations. Today, Exxon represents the fund's largest holding, constituting approximately 6% of the portfolio.

The near-term outlook for oil and gas companies appears positive. One demand statistic is particularly telling: the United States consumes some 3 trillion cubic feet (TCF) of gas annually. Right now, supply is at 2.4 TCF. Clearly, there is an immediate need for growth in production of natural gas. Accordingly, the fund is overweighted in oil and gas; the sector makes up approximately 40% of the fund's portfolio with large positions in the stocks of Atlantic Richfield, Occidental Petroleum, and Texaco.

ALUMINUM DEMAND RISES; PAPER STOCKS BOOM

Over your fund's annual period, a number of holdings in the metals industry enjoyed solid performance. Aluminum companies proved robust as global inventories of the

[BAR CHART]

TOP INDUSTRY SECTORS* --------------------------------------
-------------------------------Energy and energy services
51.3%
Metals and mining           13.8%
Chemicals                    7.7%
Basic industrial             5.2%
Forest products              4.8% --------------------------
-------------------------------------------* Based on net
assets on 8/31/95. Holdings will vary over time.

ubiquitous metal were low throughout the period. The stock of Aluminum Company of America, one of the fund's largest holdings, benefited from this trend.

While steel companies generally had a difficult several months, we concentrated on the more robust specialty-steel industry, a narrow group that contributed favorably to the fund's performance. The stock of Carpenter Technology, which manufactures precision stainless steel instruments, rose nicely over the fund's fiscal year. Your fund was underweighted in gold during 1994, a situation that ultimately helped performance; gold had a sometimes difficult year, despite periodic fears of inflation.

Elsewhere in the portfolio, paper stocks gained as paper prices climbed to record levels. Many paper producers in the fund's portfolio were particularly strong during fiscal 1995. One such holding, Weyerhauser, benefited from moves toward corporate efficiency. Along with the installation of a new president and an ambitious cost-cutting program, the major manufacturer of paper products has implemented a management system known as "economic value added" (EVA). The system requires managers to justify all expenditures on their potential for generating
earnings  in  excess  of  their  cost.  EVA  is   causing
Weyerhaeuser to evaluate carefully each capital expenditure's impact on the corporation's profitability.

While the long-term outlook for paper producers appears strong, we have trimmed some of the fund's holdings because we believe newsprint (paper supplied to newspapers) has neared its cyclical price peak. We now have a weighting in paper stocks (and forest products) similar to that of other funds in this category, some 5.0% of the fund's portfolio.


Railroad   stocks  were  also  positive  performers  for
the   fund. Consolidation among U.S. railroad operators
contributed to a strong first quarter of 1995. One railroad company among the fund's top 10 holdings is Union Pacific, which operates the

TOP 10 HOLDINGS (8/31/95) ----------------------------------
------------------------------------
EXXON CORP.
Major petroleum developer, refiner, and marketer -----------
-----------------------------------------------------------
ROYAL DUTCH PETROLEUM, ADR
Major petroleum developer, refiner, and marketer -----------
-----------------------------------------------------------
UNION PACIFIC
Second largest railroad operator with oil and gas trucking -
------------------------------------------------------------
---------
ALUMINUM CO. OF AMERICA
Leading U.S. aluminum producer -----------------------------
-----------------------------------------
TEXACO, INC.
Oil company ------------------------------------------------
----------------------
UNION CARBIDE
Chemicals and plastics -------------------------------------
---------------------------------
FREEPORT-MCMORAN CLASS A
Mineral and diversified mining -----------------------------
-----------------------------------------
ANADARKO PETROLEUM CORP.
Oil and gas exploration
------------------------------------------------------------
----------
OCCIDENTAL PETROLEUM
Diversified international energy company -------------------
---------------------------------------------------
WEYERHAUSER CO.
Major producer of timber, paper, and paper products --------
------------------------------------------------------------
--
These holdings represent 24.6% of the fund's net assets. Holdings will vary over time.

second-largest  rail  system in the United States.
Additionally, the company has holdings that span the natural resources sector, from petroleum production to mining to hazardous- waste management.

OUTLOOK: CAUTIOUS OPTIMISM FOR MONTHS AHEAD

We believe that over the long term, natural resources companies could prove strong investment choices. Supply and demand characteristics appear to favor many of the companies in this industry, from energy producers to metals and mining companies to transportation firms. We also believe chemical companies are well positioned to gain from increasing global demand. In short, we consider this fund an excellent vehicle for accessing long-term growth in this broad industry sector.


The views expressed about the companies mentioned in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance  should  always  be  considered  in  light  of
a                      fund's
investment strategy. Putnam Natural Resources Fund is designed for investors seeking capital appreciation through investments in energy and other natural resources industries.

TOTAL RETURN FOR PERIODS ENDED 8/31/95

                                                                LIPPER STANDARD
                                                    NATURAL
                            CLASS A        CLASS B  & POOR'S
                       RESOURCES NAV      POP     NAV   CDSC
                       500 INDEX   AVERAGE
------------------------------------------------------------
---------1 year              11.10%    4.70%  10.38%  5.38%
21.42%                  6.28%
------------------------------------------------------------
---------5 years     36.99    29.15      --     --    102.28     29.17
Annual average        6.50     5.25      --     --     15.13      4.98
------------------------------------------------------------
---------10 years   141.02   127.18      --     --    310.50    133.06
Annual average        9.20     8.55      --     --     15.17      8.50
------------------------------------------------------------
---------Life of class B     --       --    9.41   5.41         21.65      4.85
Annual average          --       --    5.85   3.39     13.21      2.95
------------------------------------------------------------
----------
TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)

                                              CLASS A          CLASS B
                                          NAV     POP
NAV     CDSC
------------------------------------------------------------
---------1 year                        12.56%   6.10%
11.70%    6.70%
------------------------------------------------------------
---------5 years                        43.43   35.19      -
-                                       --
Annual average                           7.48    6.22      -
-                                       --
------------------------------------------------------------
---------10 years                      158.85  144.04      -
-                                       --
Annual average                           9.98    9.33      -
-                                       --
------------------------------------------------------------
---------Life of class B                      --                --    9.89
5.89
Annual average                             --      --
5.84                                      3.51
------------------------------------------------------------
---------
Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares distribution fees prior to implementation of the class A distribution plan in 1990. Effective 2/1/94, the fund began offering class B shares and on 7/3/95, class M shares. Performance for class M shares is not shown because of the brevity of the reporting period. Performance data differ for each share class and represent past results. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

<MOUNTAIN CHART>
GROWTH OF A $10,000 INVESTMENT -----------------------------
----------------------------------------Date
Fund at POP                               S&P 500              CPI
8/31/85                 $9,425             $10,000             $10,000
8/31/86                 $8,972             $13,914             $10,157
8/31/87                $12,998             $18,734             $10,593
8/31/88                $11,481             $15,365             $11,019
8/31/89                $15,114             $21,390             $11,537
8/31/90                $16,583             $20,294             $12,185
8/31/91                $17,681             $25,771             $12,648
8/31/92                $18,586             $27,816             $13,046
8/31/93                $22,637             $32,043             $13,407
8/31/94                $20,448             $33,808             $13,796
8/31/95                $22,717             $41,051             $14,157
------------------------------------------------------------

---------Past  performance  is  no  assurance  of  future

results.  A  $10,000 investment  in the fundOs class B

shares at inception on 2/1/94  would have  been valued at

$10,941 on 8/31/95 ($10,541 with a redemption  at the end of the period).

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge. CLASS B

SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.
NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of shares and assumes redemption at the end of the period. Your fund's CDSC on class B shares declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index.

LIPPER NATURAL RESOURCES AVERAGE is composed of funds that invest more than 65% of their equity holdings in the natural resources industries.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the Fiscal Year Ended August 31, 1995

To the Trustees and Shareholders of
Putnam Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Natural Resources Fund ("the fund"), at August 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1995 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 17, 1995

PORTFOLIO OF INVESTMENTS OWNED
August 31, 1995

COMMON STOCKS (93.0%)*
NUMBER OF SHARES                                                 VALUE
ALUMINUM (3.1%) --------------------------------------------------------
-------------
     64,000    Aluminum Co. of America                      $3,656,000
     24,000    Reynolds Metal Co.                            1,434,000
                                                           ----------
                                                            5,090,000
BANKS (1.5%) -----------------------------------------------------------
----------
     35,000    PNC Bank Corp.                                  918,750
     39,000    Wachovia Corp.                                1,550,250
                                                           2,469,000 ---
                                                           --------
CHEMICALS (7.7%) -------------------------------------------------------
--------------
19,000                                    Dow Chemical Co. 1,406,000 19,000
du Pont (E.I.) de Nemours & Co., Ltd. 1,242,125 30,000
Georgia Gulf Corp. 993,750 41,000                                  Grace
(W.R.) & Co. 2,731,625 21,000                                     Rohm & Haas
Co. 1,254,750 96,000                                 Union Carbide Corp.
3,408,000 52,000                                Witco Chemical Corp.
1,729,000
                                                           ----------
                                                           12,765,250
COAL (0.5%) -----------------------------------------------------------------
-----
           30,000                             Pittston Minerals Group 356,250
           33,000                            Zeigler Coal Holding Co. 416,625
                                                              ----------
                                                              772,875
CONGLOMERATES (1.3%) --------------------------------------------------------
--------------
           45,000                                       Tenneco, Inc.
2,182,500
CONSTRUCTION (0.3%) ---------------------------------------------------------
-------------
           14,000                                Foster Wheeler Corp. 516,250

CONTAINERS (0.4%) -----------------------------------------------------------
-----------
           13,000                                 Temple Inland, Inc. 672,750

ENVIRONMENTAL CONTROL (1.0%) ------------------------------------------------
----------------------
           55,000                              WMX Technologies, Inc.
1,615,625

FARM EQUIPMENT (1.4%) -------------------------------------------------------
---------------
           28,000                                  Deere (John) & Co.
2,394,000

FINANCE (0.7%) --------------------------------------------------------------
--------
           15,000                           Morgan (J.P.) & Co., Inc.
1,093,125

FOOD AND BEVERAGES (2.3%) ---------------------------------------------------
------------------
           157,500                         Archer Daniels Midland Co.
           2,618,438 28,000                 Pioneer Hi-Bred International,
           Inc. 1,204,000
                                                            ----------
                                                            3,822,438

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE

FOREST PRODUCTS (2.3%) -------------------------------------------------------
---------------
           70,000                                  Fort Howard Corp.+
           $1,102,500 10,000                                Kimberly-Clark
           Corp. 638,750 52,000                                      Potlatch
           Corp. 2,060,500
                                                            ----------
                                                            3,801,750
GAS PIPELINES (4.0%) ---------------------------------------------------------
-------------
           33,000                             El Paso Natural Gas Co. 928,125
           30,000                                         Enron Corp.
           1,008,750
           85,400                             Panhandle Eastern Corp.
           2,135,000 82,000                               Sonat, Inc.
           2,603,500
                                                           ----------6,675,375
GAS UTILITIES (1.3%) ---------------------------------------------------------
-------------
           20,000                        Consolidated Natural Gas Co. 772,500
           55,000                                 Pacific Enterprises
           1,320,000
                                                           ----------2,092,500
MACHINERY (1.2%) -------------------------------------------------------------
---------
           56,000                      Harnischfeger Industries, Inc.
2,058,000
METALS AND MINING (7.5%) -----------------------------------------------------
-----------------
           37,000                                  Barrick Gold Corp. 938,875
           40,000                            Cyprus Amax Minerals Co.
           1,120,000 50,000                            Euro Nevada Mining
           Corp. 1,936,108
               141,374       Freeport-McMoRan Copper & Gold Co., Inc.
               Class A
3,304,617
               38,595        Freeport-McMoRan Copper & Gold Co.,
               Inc. Class B+
               902,158
           55,000                              Freeport-McMoRan, Inc. 309,375
           90,000                                     INDRESCO, Inc.+
           1,507,500 73,000                                   Placer Dome,
           Inc. 1,907,125 45,000                         Santa Fe Pacific
           Gold Corp. 545,625
                                                           -----------
                                                          12,471,383
OIL AND GAS (38.7%) ---------------------------------------------------------
-------------
           41,000                                         Amoco Corp.
2,613,750
           67,000                            Anadarko Petroleum Corp.
           3,199,250 27,000                              Atlantic Richfield
           Co. 2,946,375 26,828          British Petroleum PLC ADR (United
           Kingdom) 2,417,874 58,000                          Burlington
           Resources, Inc. 2,356,250 55,000
           Chevron Corp. 2,660,625 52,000
           Coastal Corp. 1,703,000 28,000                         Columbia
           Gas Systems, Inc.+ 987,000 88,000
           Diamond Shamrock, Inc. 2,343,000 139,000       Exxon Corp.
           9,556,250
           19,000                                    Kerr-McGee Corp.
           1,045,000 78,000                    Louisiana Land & Exploration
           Co. 2,983,500 65,700                       McDermott
           International, Inc. 1,494,675 16,000           Mobil Corp.
           1,524,000
           145,000                         Occidental Petroleum Corp.
           3,153,750 50,000                                        Pennzoil
           Co. 2,200,000 81,000                              Phillips
           Petroleum Co. 2,662,875 56,000                             Repsol
           S.A. ADS (Spain) 1,771,000
               32,000               Royal Dutch Petroleum Co. PLC ADR
               (Netherlands)                                3,816,000


COMMON STOCKS
NUMBER OF SHARES                                                 VALUE
OIL AND GAS (CONTINUED) -----------------------------------------------------
-----------------
           32,733                                       Sun Co., Inc. $
           871,516 55,000                                        Texaco, Inc.
           3,561,250 46,000                            Total Corp. ADR
           (France) 1,368,500 125,000                           USX-Marathon
           Group, Inc. 2,578,125 300,000                             Ulster
           Petroleum Ltd.+ 1,083,476 100,000
           Ultramar Corp. 2,362,500 20,000
           Unocal Corp. 582,500
                                                           -----------
                                                          63,842,041
OIL SERVICES (4.1%) ---------------------------------------------------------
-------------
           36,600                                    BJ Services Co.+ 915,000
           70,000                                  Baker Hughes, Inc.
           1,575,000 62,000                            Dresser Industries,
           Inc. 1,488,000 43,000
           Schlumberger Ltd. 2,773,500
                                                           ----------
                                                           6,751,500
PAPER AND FOREST PRODUCTS (2.5%) --------------------------------------------
--------------------------
           13,000                             International Paper Co.
           1,064,375 68,000                                    Weyerhaeuser
           Co. 3,128,000
                                                           ----------
                                                           4,192,375
RAILROADS (4.2%) ------------------------------------------------------------
----------
           12,500                                       Conrail, Inc. 840,625
           20,000                              Norfolk Southern Corp.
           1,415,000 32,651                     Santa Fe Southern Pacific
           Corp. 926,472 58,000                                 Union Pacific
           Corp. 3,799,000
                                                           ----------
                                                           6,981,097
REIT'S (3.8%) ---------------------------------------------------------------
-------
           8,900                               Debartolo Realty Corp. 125,713
           42,000                 Equity Residential Properties Trust
           1,239,000 58,000                               Glimcher Realty
           Trust 1,218,000 69,000                                Kranzco
           Realty Trust 1,207,500 44,000                     National Health
           Investors, Inc. 1,270,500 56,000                Wellsford
           Residential Property Trust 1,211,000
                                                           ----------
                                                           6,271,713
STEEL (3.2%) ----------------------------------------------------------------
------
           21,000                          Carpenter Technology Corp.
           1,601,250 35,000                       Inland Steel Industries,
           Inc. 958,125 20,000                            Nucor Corp. 980,000
           31,000                                USX-U.S. Steel Group
           1,015,250 117,000                               Weirton Steel
           Corp.+ 658,124
                                                            ----------
                                                            5,212,749

----------------------------------------------------------------------
TOTAL COMMON STOCKS (cost $141,193,652)                   $153,744,296
----------------------------------------------------------------------

CONVERTIBLE BONDS AND NOTES (1.7%)*
PRINCIPAL AMOUNT                                                 VALUE

OIL AND GAS (1.3%) ----------------------------------------------------------
------------
           $ 800,000         Apache Corp. 144A cv. sub. deb. 6s, 2002 $
914,000
           1,000,000       Pogo Producing Co. sub. notes 5 1/2s, 2004
                                                           1,182,500 --------
                                                           --2,096,500
TOBACCO (0.4%) --------------------------------------------------------------
-------
               1,000,000      Standard Commercial Corp. cv. sub. deb.
               7 1/4s, 2007                                    743,750
----------------------------------------------------------------------
                                    TOTAL CONVERTIBLE BONDS AND NOTES
               (cost $2,426,375)                            $2,840,250
---------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.4%)*
NUMBER OF SHARES                                                 VALUE

OIL AND GAS (1.4%) -----------------------------------------------------------
-----------
           25,000                      Ashland, Inc. $3.125, cv. pfd.
$1,331,250
           36,364          Atlantic Richfield Co. $2.23 LYON cv. pfd. 972,737
----------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
               (cost $2,400,945)                            $2,303,987
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS (1.9%)* (cost $3,073,491)
PRINCIPAL AMOUNT                                                 VALUE
---------------------------------------------------------------------
$3,073,000Interest in $514,241,000 joint repurchase agreement dated August 31, 1995 with Morgan (J.P.) & Co. due September 1, 1995 with respect to various U.S. Treasury
obligations--maturity value of $3,073,491 for an effective yield of   5.75%
$3,073,491
----------------------------------------------------------------------
         Total Investments (cost $149,094,463)***   $161,962,024
----------------------------------------------------------------------

* Percentages indicated are based on net assets of $165,292,174 which correspond to a net asset value per share of class A, class B and class M shareholders of $16.09, $15.94 and $16.07 respectively.

+    Non-income-producing security.

***  The aggregate identified cost on a tax cost basis is
    $149,101,061, resulting in gross unrealized appreciation and depreciation of $17,410,711 and $4,549,748, respectively, or net unrealized appreciation of $12,860,963.

     ADR or ADS after the name of a foreign holding stands for American Depository Receipt or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

ASSETS -------------------------------------------------------------
--------Investments in securities, at value
(identified cost $149,094,463) (Note 1)
$161,962,024
--------------------------------------------------------------------
-Cash
510
--------------------------------------------------------------------
-Dividends, interest and other receivables
735,663 ------------------------------------------------------------
---------Receivable for shares of the fund sold
3,237,587 ----------------------------------------------------------
-----------TOTAL ASSETS
165,935,784

LIABILITIES --------------------------------------------------------
-------------Payable for shares of the fund repurchased
209,331 ------------------------------------------------------------
---------Payable for compensation of Manager (Note 2)
282,295 ------------------------------------------------------------
---------Payable for investor servicing and custodian fees (Note 2)
36,811
--------------------------------------------------------------------
-Payable for compensation of Trustees (Note 2)
301
--------------------------------------------------------------------
-Payable for administrative services (Note 2)
1,611
--------------------------------------------------------------------
-Payable for distribution fees (Note 2)
80,998
--------------------------------------------------------------------
-Other accrued expenses
32,263
--------------------------------------------------------------------
-TOTAL LIABILITIES
643,610 ------------------------------------------------------------
---------NET ASSETS
$165,292,174 -------------------------------------------------------
---------------

REPRESENTED BY
Paid-in capital (Notes 1 and 4)
$151,168,451 -------------------------------------------------------
--------------Undistributed net investment income (Note 1)
1,641,770 ----------------------------------------------------------
-----------Accumulated net realized loss on investment transactions
(Note 1)
(385,608) ----------------------------------------------------------
-----------Net unrealized appreciation of investments
12,867,561 ---------------------------------------------------------
------------TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
 CAPITAL SHARES OUTSTANDING
$165,292,174 -------------------------------------------------------
---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE ------------------
---------------------------------------------------Net asset value and redemption price per class A share
 ($135,330,400 divided by 8,410,149 shares)
$16.09
--------------------------------------------------------------------
-Offering price per share (100/94.25 of $16.09)*
$17.07
--------------------------------------------------------------------
-Net asset value and offering price per class B share
 ($29,915,619 divided by 1,876,290 shares)**
$15.94
--------------------------------------------------------------------
-Net asset value and redemption price per class M share
 ($46,155 divided by 2,872 shares)
$16.07
--------------------------------------------------------------------
-Offering price per share (100/96.5 of $16.07)*
$16.65
--------------------------------------------------------------------
-
*    On single retail sales of less than $50,000. On sales of
$50,000
      or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
Year ended August 31, 1995

INVESTMENT INCOME: -------------------------------------------------
--------------------Dividends (net of foreign tax of $36,545)
$4,036,787
--------------------------------------------------------------------
-Interest
345,825
--------------------------------------------------------------------
-TOTAL INVESTMENT INCOME
4,382,612
--------------------------------------------------------------------
--

EXPENSES: ----------------------------------------------------------
-----------Compensation of Manager (Note 2)
$1,010,493
--------------------------------------------------------------------
-Investor servicing and custodian fees (Note 2)
104,034
--------------------------------------------------------------------
-Compensation of Trustees (Note 2)
13,140
--------------------------------------------------------------------
-Reports to shareholders
67,425
--------------------------------------------------------------------
-Auditing
29,414
--------------------------------------------------------------------
-Legal
13,039
--------------------------------------------------------------------
-Postage
37,005
--------------------------------------------------------------------
-Administrative services (Note 2)
8,894
--------------------------------------------------------------------
-Distribution fees (Note 2) ----------------------------------------
-----------------------------Class A
291,271
--------------------------------------------------------------------
-Class B
179,379
--------------------------------------------------------------------
-Class M
29
--------------------------------------------------------------------
-Other
15,382
--------------------------------------------------------------------
-TOTAL EXPENSES
1,769,505
--------------------------------------------------------------------
-NET INVESTMENT INCOME
2,613,107
--------------------------------------------------------------------
-Net realized gain on investments (Notes 1 and 3)
5,165,887
--------------------------------------------------------------------
-Net unrealized appreciation of investments during the year
7,326,520 ----------------------------------------------------------
-----------NET GAIN ON INVESTMENTS
12,492,407
--------------------------------------------------------------------
-NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$15,105,514 --------------------------------------------------------
-------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year ended August
                                               31 ------------------
                                               ----
                                                   1995
                                                   1994
--------------------------------------------------------------------
-INCREASE IN NET ASSETS
--------------------------------------------------------------------
-Operations: -------------------------------------------------------
--------------Net investment income
$2,613,107     $1,566,736
--------------------------------------------------------------------
-Net realized gain (loss) on investments       5,165,887
(2,295,993) --------------------------------------------------------
-------------Net unrealized appreciation (depreciation)
 of investments                               7,326,520
(11,413,778)
--------------------------------------------------------------------
-NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    15,105,514
(12,143,035)
--------------------------------------------------------------------
-Distributions to shareholders from: -------------------------------
--------------------------------------Net investment income: -------
--------------------------------------------------------------Class
A                                           (1,974,126)
(1,197,888)
--------------------------------------------------------------------
-Class B                                      (195,630)
--
--------------------------------------------------------------------
-Net realized gain on investments -- class A          --
(18,784,262) In excess of net realized gain on
investments -- class A                               --
(3,255,502)
--------------------------------------------------------------------
-Increase from capital share transactions
(Note 4)                                     12,663,019
41,489,102
--------------------------------------------------------------------
-INCREASE IN NET ASSETS                      25,598,777
6,108,415

--------------------------------------------------------------------
-NET ASSETS --------------------------------------------------------
-------------Beginning of year
139,693,397    133,584,982
--------------------------------------------------------------------
-END OF YEAR (including undistributed net investment
income of $1,641,770 and $1,530,057,
respectively)                              $165,292,174
$139,693,397
--------------------------------------------------------------------
-

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                          July 3, 1995                February 1,
                         1994 (commencement
                         (commencement
                     of operations) to   Year ended  of operations)
                             to August 31    August 31
                             August 31
--------------------------------------------------------------------
                                  -1995         1995
                                  1994*
--------------------------------------------------------------------
                              -Class M
                              Class B
--------------------------------------------------------------------
-NET ASSET VALUE,
BEGINNING OF PERIOD             $15.59       $14.65
$14.78
--------------------------------------------------------------------
-Investment operations
Net investment income              .03          .16
 .13
Net realized and unrealized gain
 (loss) on investments             .45         1.33
(.26)
--------------------------------------------------------------------
--
TOTAL FROM INVESTMENT OPERATIONS   .48         1.49
(.13)
--------------------------------------------------------------------
-LESS DISTRIBUTIONS FROM:
Net investment income               --        (.20)
--
Net realized gain on investments    --           --
--
In excess of net realized gain
on investments                      --           --
--
--------------------------------------------------------------------
-TOTAL DISTRIBUTIONS                --        (.20)
--
--------------------------------------------------------------------
-NET ASSET VALUE, END OF PERIOD  $16.07       $15.94
$14.65 -------------------------------------------------------------
--------TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(A)         3.08(B)        10.38
(.88)(B)
--------------------------------------------------------------------
-NET ASSETS, END OF PERIOD
(in thousands)                     $46      $29,916
$10,244
--------------------------------------------------------------------
-Ratio of expenses to average
net assets (%)                  .28(b)         1.87
1.11(b)
--------------------------------------------------------------------
-Ratio of net investment income
to average net assets (%)       .44(b)         1.20
 .90(b)
--------------------------------------------------------------------
-Portfolio turnover (%)          42.75        42.75
189.83
--------------------------------------------------------------------
-

                        YEAR ENDED AUGUST 31


--------------------------------------------------------------------
      -1995          1994           1993           1992
      1991
                               CLASS A
--------------------------------------------------------------------
--

    $14.73         $20.51         $17.57         $17.74
$17.94
--------------------------------------------------------------------
--

       .29            .19            .23            .35
 .46
--------------------------------------------------------------------
--

      1.31         (2.37)           3.41            .44
 .59
--------------------------------------------------------------------
      -1.60        (2.18)           3.64            .79
      1.05
--------------------------------------------------------------------
--

     (.24)          (.19)          (.18)          (.39)
(.52)
--------------------------------------------------------------------
        ---        (2.91)          (.52)          (.57)
        (.73)
--------------------------------------------------------------------
        ---         (.50)             --             --
        --
--------------------------------------------------------------------
     -(.24)        (3.60)          (.70)          (.96)
     (1.25)
--------------------------------------------------------------------
    -$16.09        $14.73         $20.51         $17.57
    $17.74
--------------------------------------------------------------------
     -11.10        (9.67)          21.79           5.12
     6.62
--------------------------------------------------------------------
  -$135,330       $129,449      $133,585       $109,705
  $125,607
--------------------------------------------------------------------
      -1.13          1.24           1.18           1.61
      1.53
--------------------------------------------------------------------
--
      1.89           1.24           1.25           2.13
2.65 ---------------------------------------------------------------
------
     42.75         189.83         170.54          28.33
     38.03
--------------------------------------------------------------------
-
* Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
 (b)                Not annualized

NOTES TO FINANCIAL STATEMENTS
August 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resources industries, but may also invest a portion of its assets in other industries and in fixed-income securities.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on July 3,
1995. Class A   shares  are  sold with a maximum front-end sales
charge  of  5.75%.
Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum frontend sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class
B. In addition, the Trustees declare separate dividends on each class of shares. Expenses of the fund are borne pro-rata by the shareholders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated.

The   following  is  a  summary  of  significant  accounting
policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A     SECURITY VALUATION  Investments for which market quotations are
readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Market quotations are not considered to be readily available for some convertible securities; such investments are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management Inc. (Putnam Management), the fund's investment manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C   REPURCHASE  AGREEMENTS  The fund, or any  joint  trading
account,
through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D   SECURITY  TRANSACTIONS  AND RELATED  INVESTMENT  INCOME
Security
transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E   FEDERAL TAXES  It is the policy of the fund to distribute  all of
its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At August 31, 1995, the fund had a capital loss carryover of approximately $199,000 available to offset future net capital gain, if any, which will expire on August 31, 2003.

F   DISTRIBUTIONS  TO SHAREHOLDERS  Distributions to shareholders are
recorded by the fund on the ex-dividend date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of wash sale transactions and non-taxable dividends.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1995, the fund reclassified $331,638 to decrease undistributed net investment income and $331,638 to increase paid-in capital.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion, subject under current law, to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest, taxes and credits allowed by PFTC) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million, and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.
The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.
Trustees of the fund receive an annual Trustee's fee of $890 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

Custodial functions for the fund's assets are being provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the year ended August 31, 1995, have been reduced by credits allowed by PFTC, which amounted to $277,864.
The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended August 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $65,096 from the sale of class A shares and $231 for the sale of class M shares. There was $23,827 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the year ended August 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $2,133 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES
During the year ended August 31, 1995, purchases and sales of investment securities other than U.S. government obligations and shortterm investments aggregated $73,107,109 and $59,229,435, respectively. There were no purchases or sales of U.S. government obligations during the year. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES
At August 31, 1995, there was an unlimited number of shares of beneficial interest authorized divided into three classes, class A, class B and class M capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED AUGUST
31 -----------------------------------------------------------------
----
                                                                  19
                                                                  95
--------------------------------------------------------------------
-CLASS A                                         SHARES
AMOUNT
--------------------------------------------------------------------
-Shares sold                                  4,798,056
$71,673,351
Shares issued in connection with
reinvestment of distributions                   122,251
1,684,613
--------------------------------------------------------------------
                                              -4,920,307
                                              73,357,964
Shares repurchased                          (5,298,324)
(78,546,991) -------------------------------------------------------
--------------NET DECREASE                    (378,017)
$(5,189,027)
--------------------------------------------------------------------
                                                  -YEAR ENDED AUGUST
                                                  31
--------------------------------------------------------------------
                                                                  -
                                                                  19
                                                                  94
--------------------------------------------------------------------
-CLASS A                                         SHARES
AMOUNT
--------------------------------------------------------------------
-Shares sold                                  5,945,322
$90,135,849
Shares issued in connection with
reinvestment of distributions                 1,449,982
20,229,142
--------------------------------------------------------------------
                                              -7,395,304
                                              110,364,991
--------------------------------------------------------------------
-Shares repurchased                          (5,118,928)
(78,718,058) -------------------------------------------------------
--------------NET INCREASE                    2,276,376
$31,646,933
--------------------------------------------------------------------
                                                  -YEAR ENDED AUGUST
                                                  31
--------------------------------------------------------------------
                                                                  -
                                                                  19
                                                                  95
--------------------------------------------------------------------
-CLASS B                                         SHARES
AMOUNT
--------------------------------------------------------------------
-Shares sold                                  1,929,084
$28,984,624
Shares issued in connection with
reinvestment of distributions                    11,905
163,219
--------------------------------------------------------------------
                                              -1,940,989
                                              29,147,843
--------------------------------------------------------------------
-Shares repurchased                           (763,872)
(11,341,889)
--------------------------------------------------------------------
-NET INCREASE                                 1,177,117
$17,805,954
--------------------------------------------------------------------
                                                      -FEBRUARY 1,
                                                      1994
                                                         (COMMENCEME
                                                         NT
                                                     OF OPERATIONS)
                                                             TO
                                                             AUGUST
                                                             31
--------------------------------------------------------------------
                                                                  -
                                                                  19
                                                                  94
--------------------------------------------------------------------
-CLASS B                                         SHARES
AMOUNT
Shares sold                                     787,844
$11,091,198
Shares repurchased                             (88,671)
(1,249,029)
--------------------------------------------------------------------
-NET INCREASE                                    699,173
$9,842,169
--------------------------------------------------------------------
                                                          -JULY 3,
                                                          1995

                                                     (COMMENCEMENT
                                                     OF OPERATIONS)
                                                     TO
                                                             AUGUST
                                                             31
--------------------------------------------------------------------
                                                                  -
                                                                  19
                                                                  95
--------------------------------------------------------------------
-CLASS M                                          SHARES
AMOUNT
--------------------------------------------------------------------
-Shares sold                                       2,872
$46,092
--------------------------------------------------------------------
-NET INCREASE                                      2,872
$46,092
--------------------------------------------------------------------
-

FEDERAL TAX INFORMATION
(Unaudited)

The  fund has designated 100% of the distributions from net
investment income  as  qualifying  for  the  dividends  received
deduction   for corporations.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of the Putnam Quarterly Performance Summary.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                             Bulk
                                                          Rate U.S.
                                                          Postage
                                                                  PA
                                                                  ID

                                                           Putnam
                                                           Investmen
                                                           ts

20428-0/501/2AD

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN

PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.


(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.


(6)  Bullet points and similar graphic symbols are omitted.


(7)  Page numbering is different.